NATIONWIDE MUTUAL FUNDS

Nationwide Core Plus Bond Fund

Supplement dated June 12, 2013
to the Statement of Additional Information dated December 14, 2012
(as amended April 22, 2013)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

1.
Effective for shares purchased on or after July 1, 2013, the heading “Class A Finder’s Fee and Corresponding CDSC” and the information under it beginning on page 57 of the SAI are deleted in their entirety and replaced with the following:

Class A Contingent Deferred Sales Charge

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC (as shown below) if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the Distributor may pay dealers a finder’s fee on investments made in Class A shares with no initial sales charge.  The CDSC applies only if the Distributor paid a finder’s fee to the selling dealer.

The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.

2.
Effective for shares purchased on or after July 1, 2013, the heading “Amount of Finder’s Fee/Contingent Deferred Sales Charge” and the information under it beginning on page 58 of the SAI are deleted in their entirety and replaced with the following:

Amount of Class A Contingent Deferred Sales Charge

Amount of Purchase	$1 million or more
Nationwide Core Plus Bond Fund	0.75%

3.	Effective immediately, the Management Information for Phyllis Kay Dryden and Carol Kosel in the chart beginning on page 39 of the SAI is deleted in its entirety and replaced with the following:

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served 1	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years 2	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004
Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services.  She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012.  Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.
			95	None	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

1   Length of time served includes time served with the Trust’s predecessors.
2   Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

4.	Effective immediately, the following supplements the information under the heading “Medallion Signature Guarantee” on page 64 of the SAI:

No medallion signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE